Exhibit 10


                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This First Amendment to Fifth Amended and Restated Credit Agreement (this "First Amendment") is entered into effective as of the 1st day of April, 2005 (the "Effective Date"), by and among Denbury Onshore, LLC, a Delaware limited liability company ("Borrower"), Denbury Resources Inc., a Delaware corporation ("Parent"), JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), as Administrative Agent ("Administrative Agent"), and the financial institutions parties hereto as Banks ("Banks").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Fifth Amended and Restated Credit Agreement dated as of September 1, 2004 (the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and

         WHEREAS, Borrower has advised Administrative Agent and Banks that it intends to participate in an additional bond program sponsored by the State of Mississippi, pursuant to which Mississippi Business Finance Corporation would issue and sell additional Taxable Industrial Revenue Bonds in a maximum aggregate principal amount of $80,000,000 (the "2005 Bonds") to Administrative Agent, on behalf of Banks, the proceeds of which will ultimately be utilized by Borrower to finance certain of its projects and CO2 facilities in the State of Mississippi (the "2005 Bond Offering"), all as more particularly described in the 2005 Bond Documents (as hereinafter defined); and

         WHEREAS, Borrower has requested that Banks (a) amend certain terms of the Credit Agreement in certain respects, (b) consent to the 2005 Bond Offering as more particularly described herein and in the 2005 Bond Documents, and (c) reaffirm a Borrowing Base of $200,000,000 to be effective as of April 1, 2005 and continuing until the First Redetermination thereafter; and

         WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Bank hereby agree as follows:

SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants
and  agreements   contained  in  this  First  Amendment,   and  subject  to  the

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

satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

     1.1 ADDITIONAL DEFINITIONS. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

          "2005 Bond Exposure" means, at any time, without duplication, the aggregate amount of proceeds of the 2005 Bonds which have not been advanced at such time by the Bond Purchaser. The 2005 Bond Exposure of any Bank at any time shall be its Commitment Percentage of the total 2005 Bond Exposure at such time.

          "2005 Bond Indenture" means that certain Trust Indenture, dated as of April 1, 2005, by and between Bond Issuer and Bond Trustee.

          "2005  Bond  Loan   Agreement"   means  that   certain  Loan
     Agreement, dated as of April 1, 2005, by and between Bond Issuer and Borrower.

          "2005 Bond Note" means that certain promissory note of Borrower, dated of even date with the 2005 Bond Loan Agreement, payable to the order of Bond Issuer, which promissory note has been pledged and assigned to Bond Trustee to secure the obligations of Bond Issuer under the 2005 Bond Indenture and the 2005 Bonds.

          "2005 Bond Offering" means the issuance and sale by Bond Issuer of the 2005 Bonds to Bond Purchaser, the proceeds of which are to be advanced, from time to time, by Bond Purchaser to Bond Trustee to fund the "Project Fund" as created under, and defined in, the 2005 Bond Indenture, which Project Fund will be utilized to finance the Cost of the Project (as defined in the 2005 Bond Loan Agreement) located in the State of Mississippi. Upon the date of the issuance of the 2005 Bonds, Bond Purchaser was (or will be) deemed to have sold to each Bank, and each Bank was (or will be) deemed to have unconditionally and irrevocably purchased from Bond Purchaser, a participation in the 2005 Bonds and 2005 Bond Exposure equal to such Bank's Commitment Percentage of such 2005 Bonds and 2005 Bond Exposure.

          "2005 Bond Purchase Agreement" means that certain Bond Purchase Agreement, dated as of April 1, 2005, among Bond Purchaser, Bond Issuer and Borrower.

          "2005  Bonds"  means,  whether  one or more,  Bond  Issuer's
     Taxable  Industrial   Development   Revenue  Bonds,  Series  2005

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     (Denbury Onshore, LLC Project),  which 2005 Bonds shall (a) be in a maximum aggregate principal amount of $80,000,000, (b) bear interest at rates identical to the interest rates set forth in this Agreement, (c) have a maturity date of April 1, 2007, and
     (d) provide that Bond Purchaser's obligation to make advances of the proceeds thereof shall expire two (2) years from the date of issuance of such 2005 Bonds.

          "First Amendment" means that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of April 1, 2005 among Borrower, Parent, Administrative Agent and Banks.

     1.2 AMENDMENT TO DEFINITIONS. The definitions of "Administrative Agent," "Bank One," "Bond Disbursement," "Bond Documents," "Bond Purchaser," "Bond Trustee" and "Loan Papers" contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:

          "Administrative Agent" means JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), in its capacity as Administrative Agent for Banks hereunder of any successor thereto.

          "Bank One" means JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), a national banking association, in its capacity as a Bank.

          "Bond Disbursement" means an advance of proceeds of the Bonds or the 2005 Bonds by the Bond Purchaser to the Bond Trustee pursuant to the Bond Documents.

          "Bond Documents" means, collectively, the Bonds, the 2005 Bonds, the Bond Loan Agreement, the 2005 Bond Loan Agreement, the Bond Note, the 2005 Bond Note, the Bond Purchase Agreement, the 2005 Bond Purchase Agreement, the Bond Indenture, the 2005 Bond Indenture and all other agreements, documents and instruments now, heretofore or hereafter executed and/or delivered by, between or among any Credit Party, Bond Issuer, Bond Trustee and/or Bond Purchaser pursuant to the Bonds, the 2005 Bonds, the Bond Loan Agreement, the 2005 Bond Loan Agreement, the Bond
     Purchase Agreement, the 2005 Bond Purchase Agreement, the Bond Indenture, the 2005 Bond Indenture or otherwise in connection with the Bond Offering or the 2005 Bond Offering, each of which agreements, documents and instruments shall be in form and
     substance   acceptable  to  Administrative   Agent  in  its  sole
     discretion.

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

          "Bond Purchaser" means Administrative Agent, as "Purchaser" of the Bonds and the 2005 Bonds under the Bond Purchase Agreement and the 2005 Bond Purchase Agreement, respectively.

          "Bond Trustee" means JPMorgan Chase Bank, N.A., in its capacity as "Trustee" under the Bond Indenture and the 2005 Bond Indenture.

          "Loan Papers" means this Agreement, the First Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     1.3 GENERAL PROVISIONS AS TO PAYMENTS. The "seventh" clause of Section 4.2(c) of the Credit Agreement shall be amended and restated to read in full as follows:

          "seventh, to the payment to each Bank (and/or its Affiliates) of its Commitment Percentage of the outstanding principal of the Revolving Loan and to satisfy all obligations and liabilities then due under Hedge Agreements, such payments to be made pro rata to each Bank (and/or its Affiliates) owed such Obligations in proportion to all such payments owed to all Banks (and/or its Affiliates) in respect of such Obligations,".

     1.4 ADDITIONAL REPRESENTATION AND WARRANTY. Article VIII of the Credit Agreement shall be amended to include a new Section 8.21 which shall read in full as follows:

          "Section 8.21 Bond Documents. Borrower has provided to Administrative Agent a true and correct copy of each of the Bond Documents, including all amendments and modifications thereto
     (whether characterized as an amendment, modification, waiver, consent or similar document). No material rights or obligations of any party to any of the Bond Documents have been waived and no party to any of the Bond Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Bond Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect. As used in this Agreement, the term "Obligations" shall include, without

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

     limitation, any and all obligations, indebtedness and liabilities owed by Borrower or any other Credit Party to Bond Purchaser (whether directly or as assignee of Bond Issuer) under the Bond Documents, which obligations, indebtedness and liabilities shall be secured by Liens on all property described as collateral security for the Obligations in accordance with and pursuant to the Mortgages and the other Loan Papers. Each representation and warranty made by Borrower and each other party in the Bond Documents is true and correct on the date of the First Amendment and will be true and correct on the date of each Borrowing or issuance of a Letter of Credit."

     1.5 DEBT COVENANT. Section 10.1 of the Credit Agreement shall be amended to read in full as follows:

          "Section 10.1 Incurrence of Debt. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, incur, become or remain liable for any Debt; provided, that (a) Borrower may incur, become or remain liable for (i) the Obligations, (ii) without duplication, Debt evidenced by the Bond Loan Agreement and the 2005 Bond Loan Agreement, (iii) Permitted Subordinate Debt, (iv) Debt described in clause (f) of the definition thereof in connection with any Permitted Genesis VPP Transaction, and (v) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $10,000,000, (b) Parent may assume and remain liable for Permitted Subordinate Debt, and (c) any Restricted Subsidiary may incur, become and remain liable for Permitted Subordinate Debt as a guarantor; provided, that (i) such Guarantees of Permitted Subordinate Debt shall be subordinated to the Obligations pursuant to subordination provisions approved by Required Banks, such approval to not be unreasonably withheld, and (ii) prior to the execution and delivery by any Restricted Subsidiary of any Guaranty of Permitted Subordinate Debt, such Restricted Subsidiary shall have executed and delivered to Administrative Agent for the ratable benefit of Banks a Facility Guaranty, and all the Equity of such Restricted Subsidiary owned by any Credit Party shall have been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement."

     1.6 RESTRICTED PAYMENTS. Section 10.2 of the Credit Agreement shall be amended to read in full as follows:

          "Section 10.2 Restricted Payments. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that (a) any Subsidiary of Parent may make Distributions to Borrower, (b) any Credit Party may make Distributions to any other Credit Party that has provided a Facility Guaranty, and all of the Equity of which owned by Parent or any Indirect Subsidiary which is a Restricted Subsidiary (as applicable) has been pledged to Administrative Agent pursuant to a Parent Pledge Agreement or a Subsidiary Pledge Agreement (as applicable), (c) so long as no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, in addition to Distributions permitted under the preceding clauses (a) and (b), Borrower may make Restricted Payments up to $5,000,000 in the aggregate in any Fiscal Year, and (d) Borrower may make payments under and pursuant to the Bond Loan Agreement, the 2005 Bond Loan Agreement, the Bond Note and the 2005 Bond Note in accordance with the terms thereof."

     1.7 BORROWINGS RELATED TO BOND OFFERINGS. Section 10.16 of the Credit Agreement shall be amended to read in full as follows:

          "Section 10.16 Borrowings Related to Bond Offerings. Borrower will not request or receive any Borrowing hereunder, the proceeds of which are to be used to fund advances under the Bonds or the 2005 Bonds, except in accordance and in compliance with the terms of the Bond Documents. Borrower agrees that each Request for Borrowing, the proceeds of which are to be used to fund advances under the Bonds or the 2005 Bonds, will include, in addition to the information described in Section 3.2 hereof, a certification from an Authorized Officer as to the purpose and utilization of the proceeds of such Borrowing. Additionally, notwithstanding anything to the contrary contained in the Loan Papers or Bond Documents, each payment of principal and interest received by Bond Purchaser on the Bonds or the 2005 Bonds shall be deemed to be and considered as, without duplication, a payment of principal and interest on the Revolving Loan, and any borrowing by Borrower under the Bond Loan Agreement or the 2005 Bond Loan Agreement or on any Bond Note or 2005 Bond Note shall also be deemed to be and considered as, without duplication, a Borrowing of a Revolving Loan hereunder (the outstanding principal of which shall be and be deemed to be included in the Outstanding Credit for all purposes hereunder)."

SECTION 2. CONSENT AND WAIVER. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Banks hereby (a) consent to (i) the consummation of the 2005 Bond Offering in accordance with the terms of the 2005 Bond Documents (as defined in Section 4.2 hereof), and (ii) the execution and delivery by Borrower of the 2005 Bond Documents to which it is a party, and the performance of its obligations and the

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

exercise of its rights under and pursuant thereto, and (b) waive compliance by Borrower with each provision of the Credit Agreement and the other Loan Papers to the extent, but only to the extent, that the consummation of the 2005 Bond Offering and the execution and delivery of the 2005 Bond Documents by Borrower, and the performance of its obligations and the exercise of its rights under and pursuant thereto, violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Papers. The consent and waiver herein contained are expressly limited as follows: (i) such consent and waiver are limited solely to (as applicable) the consummation of the 2005 Bond Offering in accordance with the terms of the 2005 Bond Documents most recently provided to Administrative Agent, and (ii) such consent and waiver are each a limited, one-time consent and waiver, and nothing contained herein shall obligate Banks to grant any additional or future consent or waiver with respect to, or in connection with, any provision of any Loan Paper.

     Without limiting the power and authority of Administrative Agent described in the Credit Agreement, Banks hereby:

     (a) appoint Administrative Agent, as Bond Purchaser, as its contractual representative under the 2005 Bond Documents and irrevocably authorize Administrative Agent to act as the contractual representative of each Bank under the 2005 Bond Documents with the rights and duties expressly set forth therein, and to hold the 2005 Bonds on behalf of the Banks, it being expressly understood and agreed, however, that Administrative Agent shall not have any fiduciary responsibilities to any Bank by reason of the 2005 Bond Documents; and

     (b) empower and authorize Administrative Agent to execute and deliver the 2005 Bond Documents to which it is a party.

SECTION 3. BORROWING BASE. Effective as of April 1, 2005, the Borrowing Base shall be reaffirmed at $200,000,000 and shall remain at $200,000,000 until the next Redetermination thereafter. Borrower and Banks agree that the Redetermination provided for in this Section 3 shall not be construed or deemed to be a Special Redetermination for purposes of Section 5.3 of the Credit Agreement.

SECTION 4. CONDITIONS PRECEDENT. The amendments contained in Section 1 hereof, and the consent and waiver contained in Section 2 hereof, are subject to the satisfaction of each of the following conditions precedent on or before April 1, 2005:

     4.1 CONSUMMATION OF 2005 BOND OFFERING. Subject only to the granting of the consent thereto contained in Section 2 hereof, the 2005 Bond Offering shall have been consummated in accordance with the terms of the 2005 Bond Documents.

     4.2 MATERIAL AGREEMENTS. Administrative Agent shall have been provided with fully executed copies of the 2005 Bonds, together with any and all loan agreements, notes, purchase agreements, amendments and all other agreements, documents and instruments executed and/or delivered pursuant to the 2005 Bonds or otherwise in connection with the 2005 Bond Offering, each of which shall be in form and substance acceptable to Administrative Agent in its sole discretion (collectively, the "2005 Bond Documents"), together with a certificate from an Authorized Officer of Borrower certifying that such copies are accurate and

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

complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof.

     4.3 RESOLUTIONS. Parent and Borrower shall have provided Administrative Agent with copies of resolutions and comparable consents and authorizations approving (a) this First Amendment, (b) any other Loan Papers to be executed or delivered pursuant hereto, and (c) the 2005 Bond Documents to be executed or delivered by Borrower, and further authorizing the transactions contemplated by this First Amendment and any other Loan Papers to be executed or delivered pursuant hereto, duly adopted by the Board of Directors (or comparable authority) of Parent and Borrower accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the regulations or Bylaws of Parent and Borrower) by the unanimous written consent of the Board of Directors (or comparable authority) of Parent and Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof.

     4.4 OPINION. Borrower shall have delivered an opinion of Jenkens & Gilchrist, counsel to Parent and Borrower, with respect to the due authorization, execution, delivery and enforceability of this First Amendment and the 2005 Bond Documents to which Borrower is a party, and such other matters related thereto as Administrative Agent shall require.

     4.5 NO DEFAULT. No Default or Event of Default shall have occurred which is continuing.

     4.6 OTHER DOCUMENTS. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

Section 5. REPRESENTATIONS AND WARRANTIES. To induce Banks and Administrative Agent to enter into this First Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:

     5.1 REAFFIRM EXISTING REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

     5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Parent and Borrower of this First Amendment are within Parent's and Borrower's corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.

     5.3 VALIDITY AND ENFORCEABILITY. This First Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     5.4 NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default has occurred which is continuing.


Section 6. MISCELLANEOUS.

     6.1 REAFFIRMATION OF LOAN PAPERS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

     6.2 PARTIES IN INTEREST. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.3 LEGAL EXPENSES. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     6.4 COUNTERPARTS. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

     6.5 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     6.6 HEADINGS. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                           [Signature Pages to Follow]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT



                                           PARENT:

                                           DENBURY RESOURCES INC.,
                                           a Delaware corporation


                                           By:  /s/ Phil Rykhoek
                                                -------------------------------
                                                Phil Rykhoek,
                                                Senior Vice President and
                                                Chief Financial Officer



                                           BORROWER:

                                           DENBURY ONSHORE, LLC,
                                           a Delaware limited liability company


                                           By:  /s/ Phil Rykhoek
                                                -------------------------------
                                                Phil Rykhoek,
                                                Senior Vice President and
                                                Chief Financial Officer



                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT



     Each of the undersigned (i) consent and agree to this First Amendment,  and
(ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

                                         DENBURY MARINE, L.L.C.,
                                         a Louisiana limited liability company

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                         DENBURY OPERATING COMPANY,
                                         a Delaware corporation

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                         TUSCALOOSA ROYALTY FUND LLC,
                                         a Mississippi limited liability company

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                         DENBURY GATHERING & MARKETING, INC.,
                                         a Delaware corporation

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                [Signature page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         ADMINISTRATIVE AGENT:

                                         JPMORGAN CHASE BANK, N.A.,
                                         as Administrative Agent


                                         By:  /s/ J. Scott Fowler
                                              ---------------------------------
                                              J. Scott Fowler,
                                              Vice President


                                         BANKS:

                                         JPMORGAN CHASE BANK, N.A.

                                         By:  /s/ J. Scott Fowler
                                              ---------------------------------
                                              J. Scott Fowler,
                                              Vice President





                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         FORTIS CAPITAL CORP.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________













                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         CALYON NEW YORK BRANCH,  successor by
                                         consolidation to Credit
                                         Lyonnais New York Branch

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________



















                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         COMERICA BANK

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________



















                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         UNION BANK OF CALIFORNIA, N.A.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________












                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         WELLS FARGO BANK, N.A.

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________



















                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         BANK OF AMERICA, N.A.


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


















                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         BANK OF SCOTLAND

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


















                                [Signature Page]

                                SIGNATURE PAGE TO
                        FIRST AMENDMENT TO FIFTH AMENDED
                          AND RESTATED CREDIT AGREEMENT


                                         BANKS:

                                         COMPASS BANK

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


















                                [Signature Page]